Exhibit 10.2

THIRD AMENDMENT TO

ADVISORY AGREEMENT

This THIRD AMENDMENT TO ADVISORY AGREEMENT (this “Third Amendment”) is made as of February 1, 2016 , by and among City Office REIT, Inc. a Maryland corporation (the “Company”), City Office REIT Operating Partnership, L.P., a Maryland limited partnership of which the Company is the sole general partner (the “Operating Partnership”), and City Office Real Estate Management, Inc., a Canada Business Corporations Act corporation (the “Advisor,” and together with the Company and the Operating Partnership, the “Parties”).

WHEREAS, the Parties entered into that certain Advisory Agreement, dated as of April 21, 2014, as amended by the First Amendment to Advisory Agreement dated as of March 19, 2015, and as subsequently amended by that certain Second Amendment to Advisory Agreement, dated as of November 2, 2015 (collectively, the “Advisory Agreement”), and now desire to further amend such Advisory Agreement pursuant to the terms hereof;

WHEREAS, the Company and the shareholders of the Advisor have entered into that certain stock purchase agreement, dated as of November 2, 2015 (the “Stock Purchase Agreement”), pursuant to which the Company will acquire all of the outstanding stock of the Advisor on the terms set forth in the Stock Purchase Agreement; and

WHEREAS, capitalized terms used in this Third Amendment and not otherwise defined shall have the meanings ascribed to them in the Advisory Agreement.

NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained in the Stock Purchase Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto hereby covenant and agree as follows:

1.	Section 20 is deleted in its entirety.

2.

It is the intention and agreement of the Parties to release the Bound Parties from the restrictions set forth in Section 20 of the Advisory Agreement effective as of the date of this Third Amendment and all references to Section 20 of the Advisory Agreement are hereby eliminated.

3.	Except as specifically amended hereby, the Advisory Agreement shall remain in full force and effect.

4.

This Third Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the Parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.

5.	This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment as of the date first written above.

CITY OFFICE REIT, INC.,
a Maryland corporation

By:	/s/ James Farrar
Name: James Farrar
Title: Chief Executive Officer

CITY OFFICE REIT OPERATING
PARTNERSHIP, L.P., a Maryland limited
partnership

By:	City Office REIT, Inc.,
its Sole General Partner

By:	/s/ James Farrar
Name: James Farrar
Title: Chief Executive Officer

CITY OFFICE REAL ESTATE MANAGEMENT,
INC. a Canada Business Corporations Act
corporation

By:	/s/ Anthony Maretic
Name: Anthony Maretic
Title: Treasurer

[Signature Page to the Third Amendment to Advisory Agreement]

SECOND CITY CAPITAL PARTNER II, LIMITED
PARTNERSHIP,
a Delaware limited partnership

By:	Second City General Partner II, Limited
Partnership, its Sole General Partner

By:	Second City General Partner II, Inc., its Sole
General Partner

By:	/s/ James Farrar
Name: James Farrar
Title: Vice President

SECOND CITY GENERAL PARTNER II,
LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Second City General Partner II, Inc.,
its Sole General Partner

By:	/s/ James Farrar
Name: James Farrar
Title: Vice President

CIO OP LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	/s/ James Farrar
Name: James Farrar
Title: Chief Executive Officer of City Office
REIT, Inc.

[Signature Page to the Third Amendment to Advisory Agreement]

CIO REIT STOCK LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	/s/ Ryan Chan
Name: Ryan Chan
Title: Chief Financial Officer

GIBRALT US, INC.,
a Colorado corporation

By:	/s/ Ryan Chan
Name: Ryan Chan
Title: Chief Financial Officer

GCC AMBERGLEN INVESTMENTS LP,
an Oregon limited partnership

By:	GCC Oregon Amberglen LLC,
its Sole General Partner

By:	/s/ Ryan Chan
Name: Ryan Chan
Title: Chief Financial Officer

JAMES FARRAR,
an individual

By:	/s/ James Farrar

ANTHONY MARETIC,
an individual

By:	/s/ Anthony Maretic

GREGORY TYLEE,
an individual

By:	/s/ Gregory Tylee

SAMUEL BELZBERG,
an individual

By:	/s/ Samuel Belzberg

[Signature Page to the Third Amendment to Advisory Agreement]